Exhibit 32.1
Certifications of Principal Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (18 U.S.C 1350), Matthew Beale, Chief Executive Officer (Principal Executive Officer) and Tracy Kern, Chief Financial Officer (Principal Financial and Accounting Officer) of CDTi Advanced Materials, Inc. (the "Registrant"), hereby certify, that, to the best of such officer's knowledge:

(1)
Our Annual Report on Form 10-K of the Registrant for the year ended December 31, 2017 to which this Certification is attached as Exhibit 32.1 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 2, 2018	/s/ MATTHEW BEALE
Matthew Beale Chief Executive Officer (Principal Executive Officer)
/s/ Tracy Kern
Tracy Kern Chief Financial Officer (Principal Financial and Accounting Officer)